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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 4, 2002


                                  PARTNERRE LTD
                            (Exact Name of Registrant
                          as Specified in Its Charter)


                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)


                  0-2253                              Not Applicable
         (Commission File Number)            (IRS Employer Identification No.)

              Chesney House                                HM 08
            96 Pitts Bay Road                           (Zip Code)
            Pembroke, Bermuda
 (Address of Principal Executive Offices)


                                 (441) 292-0888
              (Registrant's Telephone Number, Including Area Code)

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PARTNERRE LTD.


Date:  November 4, 2002              By: /s/ Christine Patton
                                        -------------------------------------
                                        Name:   Christine Patton
                                        Title:  General Counsel and Secretary



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